Exhibit 10.71

Jeffrey A. Masoner Vice President Partner Solutions Interconnection Services Metrics & Regulatory Advocacy	verizon

1320 N Court House Road
8th floor
Arlington, VA 22201

Tel.: 703-974-4610 Fax: 703-974-1970
jeffrey.a.masoner@verizon.com

November 27, 2007

Richard N. Koch
President
RNK VA, LLC
333 Elm Street, Suite 310
Dedham, MA 02026

Re: Requested Adoption Under Section 252(i) of the Communications Act

Dear Mr. Koch:

Verizon Virginia Inc. (“Verizon”), a Virginia corporation, with principal place of business at 600 East Main Street, Richmond, VA 23219, has received correspondence stating that RNK VA, LLC (“RNK”), a Virginia Limited Liability Company, with principal place of business at 333 Elm Street, Suite 310, Dedham, MA 02026 wishes, pursuant to Section 252(i) of the Communications Act, to adopt the terms of the Interconnection Agreement between 1-800-Reconex Inc. (“Reconex”) and Verizon that was approved by the Virginia State Corporation Commission (the “Commission”) as an effective agreement in the Commonwealth of Virginia, as such agreement exists on the date hereof (including, without limitation, Amendment 1 thereto) after giving effect to operation of law (the “Terms”). I understand RNK has a copy of the Terms. Please note the following with respect to RNK’s adoption of the Terms.

1.	By RNK’s countersignature on this letter, RNK hereby represents and agrees to the following seven points:

	A.	RNK adopts (and agrees to be bound by) the Terms and, in applying the Terms, agrees that RNK shall be substituted in place of 1-800-Reconex Inc. and Reconex in the Terms wherever appropriate.

B.

For the avoidance of any doubt, adoption of the Terms does not include adoption of any provision imposing an unbundling obligation on Verizon (i) that no longer applies to Verizon under the Report and Order and Order on Remand (FCC 0336) released by the Federal Communications Commission (“FCC”) on August 21, 2003 in CC Docket Nos. 01-338, 96-98, 98-147 (“Triennial Review Order”), or the Order on Remand in WC Docket No. 04-313 and CC Docket No. 01-338, released by the FCC on February 4, 2005 (the “TRO Remand Order”), or (ii) that is otherwise not required by 47 U.S.C. Section 251(c)(3) or by 47 C.F.R. Part 51.

C.	Notice to RNK and Verizon as may be required or permitted under the Terms shall be provided as follows:

To RNK VA, LLC:

Attention: Douglas S. Denny-Brown
General Counsel/Vice President Regulatory Affairs
333 Elm Street, Suite 310
Dedham, MA 02026
Telephone Number: (781) 613-6103, Ext.: None
Facsimile Number: (781) 297-9836
Internet Address: gcounsel@rnktel.com

To Verizon:

Director-Negotiations Verizon Partner Solutions 600 Hidden Ridge HQEWMNOTICES Irving, TX 75038 Facsimile Number: (972) 719-1519 Internet Address: wmnotices@verizon.com with a copy to:

Vice President and Deputy General Counsel Verizon Partner Solutions 1515 N. Court House Road Suite 500 Arlington, VA 22201 Facsimile: (703) 351-3664

D.

RNK represents and warrants that it is a certified provider of local telecommunications service in the Commonwealth of Virginia, and that its adoption of the Terms will cover services in Verizon Virginia’s service territory in the Commonwealth of Virginia only.

E.

In the event an interconnection agreement between Verizon and RNK is currently in effect in the former Bell Atlantic service territory within the Commonwealth of Virginia (the “Original ICA”), this adoption shall be an amendment and restatement of the operating terms and conditions of the Original ICA, and shall replace in their entirety the terms of the Original ICA. This adoption is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction with respect to the Original ICA. Any outstanding payment obligations of the parties that were incurred but not fully performed under the

Original ICA shall constitute payment obligations of the parties under this adoption.

F.

Verizon’s standard pricing schedule for interconnection agreements in the Commonwealth of Virginia (as such schedule may be amended from time to time) (attached as Appendix A hereto) shall apply to RNK’s adoption of the Terms. RNK should note that the aforementioned pricing schedule may contain rates for certain services the terms for which are not included in the Terms or that are otherwise not part of this adoption, and may include phrases or wording not identical to those utilized in the Terms. In an effort to expedite the adoption process, Verizon has not deleted such rates from the pricing schedule or attempted to customize the wording in the pricing schedule to match the Terms. However, the inclusion of such rates in no way obligates Verizon to provide the subject services and in no way waives Verizon’s rights, and the use of different wording or phrasing in the pricing schedule does not alter the obligations and rights set forth in the Terms.

	G.	RNK’s adoption of the Terms shall become effective on November 9, 2007. The term and termination provisions of the Terms shall govern RNK’s adoption of the Terms.

2.

As the Terms are being adopted by RNK pursuant to Section 252(i) of the Act, Verizon does not provide the Terms to you as either a voluntary or negotiated agreement. The performance by Verizon of the Terms does not in any way constitute a waiver by Verizon of any position as to the Terms or a portion thereof, nor does it constitute a waiver by Verizon of all rights and remedies it may have to seek review of the Terms, or to seek review in any way of any provisions included in the Terms as a result of RNK’s adoption of the Terms.

3.

Nothing herein shall be construed as or is intended to be a concession or admission by Verizon that any provision in the Terms complies with the rights and duties imposed by the Act, the decisions of the FCC and the Commission, the decisions of the courts, or other law, and Verizon expressly reserves its full right to assert and pursue claims arising from or related to the Terms.

4.	Verizon reserves the right to deny RNK’s application of the Terms, in whole or in part, at any time:

	A.	when the costs of providing the Terms to RNK are greater than the costs of providing them to Reconex;

	B.	if the provision of the Terms to RNK is not technically feasible; and/or

	C.	to the extent that Verizon otherwise is not required to make the Terms available to RNK under applicable law.

5.

For the avoidance of any doubt, please note that adoption of the Terms will not result in reciprocal compensation payments for Internet traffic. Verizon has always taken the position that reciprocal compensation was not due to be paid for Internet traffic under section 251(b)(5) of the Act. Verizon’s position that reciprocal compensation is not to be paid for Internet traffic was confirmed by the FCC in the Order on Remand and Report and Order adopted on April 18, 2001 (“FCC Internet Order”), which held that Internet traffic constitutes “information access” outside the scope of the reciprocal compensation obligations set forth in section 251(b)(5) of the Act.[1] Accordingly, any compensation to be paid for Internet traffic will be handled pursuant to the terms of the FCC Internet Order, not pursuant to adoption of the Terms.[2] Moreover, in light of the FCC Internet Order, even if the Terms include provisions invoking an intercarrier compensation mechanism for Internet traffic, any reasonable amount of time permitted for adopting such provisions has expired under the FCC’s rules implementing section 252(i) of the Act.[3] In fact, the FCC Internet Order made clear that carriers may not adopt provisions of an existing interconnection agreement to the extent that such provisions provide compensation for Internet traffic.[4]

6.	Should RNK attempt to apply the Terms in a manner that conflicts with Paragraphs Two through Paragraphs Five above, Verizon reserves its rights to seek appropriate legal and/or equitable relief.

7.

In the event that a voluntary or involuntary petition has been or is in the future filed against RNK under bankruptcy or insolvency laws, or any law relating to the relief of debtors, readjustment of indebtedness, debtor reorganization or composition or extension of debt (any such proceeding, an “Insolvency Proceeding”), then: (A) all rights of Verizon under such laws, including, without limitation, all rights of Verizon under 11 U.S.C. § 366, shall be preserved, and RNK’s adoption of the Terms shall in no way impair such rights of Verizon; and (B) all rights of RNK resulting from RNK’s adoption of the Terms shall be subject to and modified by any Stipulations and Orders entered in the Insolvency Proceeding, including, without limitation, any Stipulation or Order providing adequate assurance of payment to Verizon pursuant to 11 U.S.C. § 366.

1 Order on Remand and Report and Order, In the Matters of: Implementation of the Local Competition Provisions in the Telecommunications Act of 1996 and Intercarrier Compensation for ISP-Bound Traffic, CC Docket No. 99-68 (rel. April 27, 2001) (“FCC Remand Order”) ¶44, remanded, WorldCom, Inc. v. FCC, No. 01-1218 (D.C. Cir. May 3, 2002). Although the D.C. Circuit remanded the FCC Remand Order to permit the FCC to clarify its reasoning, it left the order in place as governing federal law. See WorldCom, Inc. v. FCC, No. 01-1218, slip op. at 5 (D.C. Cir. May 3, 2002).

2 For your convenience, an industry letter distributed by Verizon explaining its plans to implement the FCC Internet Order can be viewed at Verizon’s Customer Support Website at URL www.verizon.com/wise (select Verizon East Customer Support, Business Resources, Customer Documentation, Resources, Industry Letters, CLEC, May 21, 2001 Order on Remand).

3 See, e.g., 47 C.F.R. Section 51.809(c).

4 FCC Internet Order 82.

SIGNATURE PAGE

Please arrange for a duly authorized representative of RNK to sign this letter in the space provided below and return it to Verizon.

Sincerely,

VERIZON VIRGINIA INC.

/s/ Jeffrey A. Masoner

Jeffrey A. Masoner
Vice President-Interconnection Services Metrics & Regulatory Advocacy

Reviewed and countersigned as to points A, B, C, D, E, F and G of Paragraph 1. By execution, RNK does not necessarily assent agreement, and in certain circumstances, disagrees with Verizon’s positions, interpretations of law, and/or statements in Paragraphs 2, 3, 4, 5, 6 and 7 and reserves all rights that may be affected by such.

RNK VA, LLC

/s/ Richard N. Koch

Richard N. Koch
President Attachment

APPENDIX A1

(VIRGINIA EAST)
V1.14

A. INTERCONNECTION [2]

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

I. Reciprocal Compensation Traffic Termination
Reciprocal Compensation Traffic End Office Rate	$.000927/MOU	Not Applicable
Reciprocal Compensation Traffic Tandem Rate	$.001590/MOU	Not Applicable

II. Entrance Facilities and Transport for Interconnection

Entrance facilities, and transport, as appropriate, for Interconnection at Verizon End Office, Tandem Office, or other Point of Interconnection

	Per Verizon FCC Interstate Tariff No. 1, Section 6 for Feature Group D service, as amended from time to time.	Per Verizon FCC Interstate Tariff No. 1, Section 6 for Feature Group D service, as amended from time to time.
	Per intrastate Verizon VA S.C.C. No. 217, Section 6 for Feature Group D service, as amended from time to time.	Per intrastate Verizon VA S.C.C. No. 217,Section 6 access tariff for Feature Group D service, as amended from time to time.

1 This Appendix may contain rates for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like that Verizon is not required to provide under Section 251 of the Act). Notwithstanding any such rates (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement.

          All rates and charges set forth in this Appendix shall apply until such time as they are replaced by new rates and/or charges as the Commission or the FCC may approve or allow to go into effect from time to time, subject however, to any stay or other order issued by any court of competent jurisdiction. In addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the FCC’s Order on Remand, Unbundled Access to Network Elements; Review of the Section 251 Unbundling Obligations of Incumbent Local Exchange Carriers, WC Docket No. 04-313, CC Docket No. 01-338 (FCC rel. Feb. 4, 2005) (the “TRRO”), the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise. In addition, as set forth in Industry Notices, access tariff rates and/or other applicable non-UNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

          Unless a citation is provided to a generally applicable Verizon tariff, all listed rates and services are available only to RNK when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Reciprocal Compensation Traffic and local Ancillary Traffic. Verizon rates and services for use by RNK in the carriage of Toll Traffic shall be subject to Verizon’s tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by Verizon.

2 All rates and charges specified herein are pertaining to the Interconnection Attachment.

1	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

III. Exchange Access Service
Interstate	Per Verizon FCC Interstate Tariff No. 1, Section 6 for Feature Group D service, as amended from time to time.

Intrastate	Per intrastate Verizon VA S.C.C.- No. 217, Section 6 access tariff for Feature Group D service, as amended from time to time.

IV. Fiber Meet Arrangements	To be charged in accordance with the requirements of the Interconnection Attachment.

V. Tandem Transit Traffic Service

Tandem Switching	$.000548/MOU	Not Applicable
Tandem-Switched Transport	5.000114/MOU	Not Applicable

2	Virginia (East) Comprehensive - 09/01/06

B. UNBUNDLED NETWORK ELEMENTS[3] [4]

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

I. Unbundled Dedicated Transport - Interoffice Transport
Voice Grade/DS-0	$9.54/Month	All: Service Order Connect: $10.81/Order

DS-1	$35.10/Month	Service Order Disconnect: $4.91/Order

DS-3 DDS	$604.53/Month $9.84/Month	Plus installation connect and installation disconnect charges for each initial and additional facility purchased at the time of order.

VG, DDS, DS1, DS3,1-
$216.79/Initial Facility & $11.86/Additional Facility Connect
$92.88/Initial Facility & $7.27/Additional Facility Disconnect

II. Digital Cross-Connect System
Service Establishment	Not Applicable	$1683.85/Request
Service Disconnect		$84.06/Request

[3] All rates and charges specified herein are pertaining to the Network Elements Attachment. The rates set forth herein are subject to, and shall not have the effect of limiting, footnote 1 above. Verizon does not agree that UNE prices must be based solely on forward-looking costs, and Verizon reserves the right to change UNE prices to conform to any modification of the FCC’s UNE pricing rules.

[4] For the avoidance of any doubt, in addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the TRRO, the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise; in addition, as set forth in Industry Notices, access tariff rates and/or other applicable non-UNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

3	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Database Modification	Not Applicable	$134.70/Modification Request

Reconfiguration by Verizon Personnel	Not Applicable	$29.67/Programming Charge/30 minute Increment

DS-0 Cross-Connect	$20.03/Port/Month	Service Order Connect: $10.81/Order Service Order Disconnect: $4.91/Order Port Installation: $20.90/Port Port Disconnect: $3.37/Port

DS-1 Cross-Connect	$69.95/Port/Month	Service Order Connect: $10.81/Order Service Order Disconnect: $4.91/Order Port Installation: $20.23/Port Port Disconnect $10.12/Port

III. Multiplexing (Dedicated Transport)
DS-1 to Voice Grade Multiplexing	$53.77/Month	Both DS1/0 and DS3/1 Muxinq: $441.42/Initial & $441.42/Additional connect

DS-3 to DS-1 Multiplexing	$185.73/Month	$43.66/Initial and $43.66/Additional disconnect

4	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

IV. Unbundled Loops
2 Wire Analog Loops (POTS Loops)	Density Cell:	Service Order Connect:
	1 - $10.74/Month	$10.81/Order
2 - $16.45/Month
	3 - $29.40/Month.	Service Order Disconnect:
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop - $2.68

If a premises visit is required: initial loop installed on that visit: $47.55; Each additional loop installed on that visit: $21.69

Installation Disconnect
$1.07/Loop

4 Wire Premium Loops	Density Cell:	Service Order Connect:
	1 - $22.25/Month	$10.81/Order
2 - $33.23/Month
	3 - $56.75/Month.	Service Order Disconnect
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop: $50.89

If a premises visit is required: initial loop installed on that visit $107.50;

Each additional loop installed on that visit $81.63

Installation Disconnect:
$1.07/Loop

5	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

ISDN Loops
	Density Cell:	Service Order Connect:
	1 - $12.52/Month	$15.29/Order
2 - $18.23/Month
	3 - $31.18/Month.	Service Order Disconnect
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop - $11.61

If a premises visit is required:
initial loop installed on that visit: $56.48

Each additional loop installed on that visit: $30.62 Installation Disconnect: $1.07/Loop

DS-1 Loops	Density Cell:	Service Order Connect:
	1 - $110.61/Month	$10.81/Order
2 - $142.49/Month
	3 - $181.29/Month.	Service Order Disconnect:
$4.91/Order

If premises visit not required, initial & each additional loop - $50.89

If a premises visit is required: initial loop installed on that visit $107.50;

Each additional loop installed on that visit: $81.63

Installation Disconnect:
$1.07/Loop

6	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

DS-3 Loops	Density Cell:	Service Order Connect:
	1-$1181.15	$10.81/Order
2-$1181.15
	3-$1181.15	Service Order Disconnect:
$4.91/Order

If premises visit not required, initial & each additional loop - $50.89

If a premises visit is required: initial loop installed on that visit $107.50;

Each additional loop installed on that visit: $81.63

Installation Disconnect:
$1.07/Loop

DDS/56 KD Loop	Density Cell:	Service Order Connect:
	1 - $36.44/Month	$15.29/Order
2 - $46.76/Month
	3 - $46.76/Month.	Service Order Disconnect
$4.91/Order

If premises visit not required, initial & each additional loop - $11.61

If a premises visit is required: initial loop installed on that visit $56.48;

Each additional loop installed on that visit: $30.62

Installation Disconnect:
$1.07/Loop

7	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Customer Specified Signaling - 2-Wire	Density Cell:	Service Order Connect:
	1 - $10.74/Month	$10.81/Order
2 - $16.45/Month
	3 - $29.40/Month.	Service Order Disconnect:
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop - $50.89

If a premises visit is required: initial loop installed on that visit $107.50;

Each additional loop installed on that visit: $81.63

Installation Disconnect:
$1.07/Loop

Customer Specified Signaling - 4-Wire	Density Cell:	Service Order Connect:
	1 - $22.25/Month	$10.81/Order
2 - $33.23/Month
	3 - $56.75/Month.	Service Order Disconnect
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop - $50.89

If a premises visit is required: initial loop installed on that visit $107.50; Each additional loop installed on that visit: $81.63

Installation Disconnect:
$1.07/Loop

8	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

2 Wire ADSL Loops	Density Cell:	Service Order Connect:
2 Wire HDSL Loops	1 - $10.74/Month	$15.29/Order
2 Wire SDSL Loops	2 - $16.45/Month
2 Wire IDSL Loops	3 - $29.40/Month.	Service Order Disconnect:
$4.91/Order

Installation:
If a premises visit is not required, initial & each additional loop - $11.61

If a premises visit is required: initial loop installed on that visit: $56.48

Each additional loop installed on that visit: $30.62

Installation Disconnect:
$1.07/Loop

4 Wire HDSL Loops	Density Cell:	Service Order Connect:
	1 - $22.25/Month	$10.81/Order
2 - $33.23/Month
	3 - $56.75/Month.	Service Order Disconnect
$4.91/Order

If premises visit not required, initial & each additional loop - $50.89

If a premises visit is required: initial loop installed on that visit $107.50;

Each additional loop installed on that visit: $81.63

Installation Disconnect:
$1.07/Loop

Coordinated Cutover	Not Applicable
If premises visit not required, $2.89/Loop

If premises visit required, $11.74/Loop

Standard Digital Loops	$.40/Mechanized Loop
	Qualification per Loop	All:
	Provisioned	$93.70/ Manual Loop Qualification per Loop Request

	$1.69/VVideband Test Access System	$127.28/Line Station Transfer

$28.18/Cooperative Testing

9	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

2 Wire ADSL compatible Loops (up to 12,000 feet)		See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

2 Wire ADSL compatible Loops (up to 18,000 feet)		See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

2 Wire HDSL compatible Loops (up to 12,000 feet)		See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

4 Wire HDSL compatible Loops (up to 12,000 feet)		See rates for 4 Wire HDSL Loops as set forth above

2 Wire SDSL compatible Loops		See rates for 2 Wire SDSL Loops as set forth above

2 Wire IDSL compatible Loops (up to 18,000 feet)		See rates for 2 Wire IDSL Loops as set forth above

Digital Designed Loops
2 Wire ADSL compatible Loop (up to 12,000 feet) with Bridged Tap removal		See rates for 2 Wire ADSL Loops as set forth above

$177.48
Removal of one Bridged Tap
per Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order
Charge

2 Wire ADSL compatible Loop (up to 18,000 feet) with Bridged Tap removal		See rates for 2 Wire ADSL Loops as set forth above

$177.48
Removal of one Bridged Tap
per Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order
Charge

2 Wire Digital Designed Metallic Loop (up to 30,000 Feet) Non-loaded with Bridged Tap options		See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

10	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$707.99
Required Removal of Load Coils
(up to 21,000 feet)
$941.06
Required Removal of Load Coils
(up to 27,000 feet)
$177.48
Removal of one Bridged Tap per
Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

2 Wire Digital Designed Metallic Loop with ISDN Loop Extension Electronics	See rates for 2 Wire ISDN Loops as set forth above

$707.99
Required Removal of Load Coils
(up to 21,000 feet)
$941.06
Required Removal of Load Coils
(up to 27,000 feet)
$929.08
Addition of Range Electronics
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

2 Wire HDSL compatible Loops (up to 12,000 feet) with Bridged Tap removal	See rates for 2 Wire HDSL Loops as set forth above

$177.48
Removal of one Bridged Tap per
Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

4 Wire HDSL compatible Loops (up to 12,000 feet) with Bridged Tap removal	See rates for 4 Wire HDSL Loops as set forth above

$177.48
Removal of one Bridged Tap per
Request

11	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

2 Wire SDSL compatible Loops with Bridged Tap removal	See rates for 2 Wire SDSL Loops as set forth above

$177.48
Removal of one Bridged Tap per Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

2 Wire IDSL compatible Loops (up to 18,000 feet) with Bridged Tap removal	See rates for 2 Wire IDSL Loops as set forth above

$177.48
Removal of one Bridged Tap per Request
$430.79
Removal of Multiple Bridged
Taps per Loop per Request
$121.37
Engineering Query
$500.90
Engineering Work Order Charge

Line and Station Transfer[5]	N/A	$127.28/Loop

V. Intrastate Collocation	As applicable per Verizon VA SCC Tariff No. 218 as amended from time to time.

[5] Line and Station Transfer applies where Verizon swaps facilities in order to provision a Copper Facility.

12	Virginia (East) Comprehensive - 09/01/06

VI. Line Splitting (also referred to as “Loop Sharing”[6]

A.	Unbundled Local Loops

As Applicable per this Appendix A for UNE Local 2-Wire Digital (DSL qualified) Loops Monthly Recurring Charges and Non-Recurring Charges as amended from time to time. Includes, without limitation, Recurring 2-Wire Digital (DSL qualified) Loop Charges, Service Order Charge (per order), Service Connection Charge* (per loop), Service Connection- Other Charge* (per loop), and Provisioning charges. Also includes, without limitation, if applicable, Field Dispatch, TC Not Ready, Loop Qualification, Engineering Query, Engineering Work Order, Trouble Dispatch, Misdirects, Dispatch In, Out, and Dispatch Expedites, Installation Dispatch, Manual Intervention, Expedited, Digital Designed Recurring and Non-Recurring Charges

B.	Other Charges	i. Regrade	$ NRC TBD’

ii. *Service Connection
*Service Connection/Other
A second Service Connection NRC and Service Connection/ Other NRC applies on New Loop Sharing Arrangements involving the connection of both voice and data connections.

		iii. Disconnect	A disconnect NRC applies, as applicable, on total Loop Sharing disconnects.

		iv. Line and Station Transfers/Pair Swaps	An LST/Pair Swap NRC applies, as applicable, on LST activity performed on New Loop Sharing Arrangements.

C.	Collocation Rates	As Applicable per this Appendix A.
Collocation Rates (including, without limitation, Splitter Connection and Installation Rates)

[6] This Pricing Attachment incorporates by reference the rates set forth in the Agreement for the services and charges referenced herein. In the event this Pricing Attachment refers to a service that is not available under the Agreement, the Agreement shall control. Nothing in this Appendix A shall be deemed to require Verizon to provide a service that the Agreement does not require Verizon to provide.

13	Virginia (East) Comprehensive - 09/01/06

D.	Line Splitting[7]*	Per applicable rates including, but not limited to, rates for Collocation and Loops	Per applicable rates including, but not limited to, rates for Collocation and Loops

E.	Shared Collocation Rate Elements for
Splitter Arrangements[8]

	Application Fee	Not Applicable	Option A
As applicable per VA SCC No. 218 as amended from time to time

Option C
As applicable per VA SCC No. 218 as amended from time to time

	Engineering & Implementation/Administration Fee	Not Applicable	Option A
As applicable per VA SCC No. 218 as amended from time to time

Option C
As applicable per VA SCC No. 218 as amended from time to time

	Collocation Cross-Connect per 100 VG	Two 100 pair increment charges apply per 100 Line Splitting lines	Two 100 pair increment charges apply per 100 Line Splitting lines

		Option A	Option A
		As applicable per VA SCC No. 218 as amended from time to time	As applicable per VA SCC No. 218 as amended from time to time

		Option C	Option C
		As applicable per VA SCC No. 218 as amended from time to time	As applicable per VA SCC No. 218 as amended from time to time

	SPOT Bay Frame & Terminations per 100 VG	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE

		Option A	Option A
		As applicable per VA SCC No. 218 as amended from time to time	As applicable per VA SCC No. 218 as amended from time to time

		Option C	Option C
		Not Applicable	Not Applicable

[7] Option A: A RNK-provided splitter shall be provided, installed and maintained by RNK in its own Collocation arrangement. Rearrangements are the responsibility of RNK. Verizon dial tone is routed through the splitter in the RNK Collocation area.

     Option C: Verizon will install, inventory and maintain RNK-provided splitter in Verizon space within the Serving Central Office of the lines being provided. Verizon will have control of the splitter and will direct any required activity.

* Both Option A and Option C assume there is an existing RNK Collocation arrangement.

[8] NOTE: Other applicable Collocation rates apply, as required.

14	Virginia (East) Comprehensive - 09/01/06

F.	Unique Collocation Splitter Arrangement Rate Elements[9]

	Splitter Installation per shelf	Not Applicable	Option A
Not Applicable (if Verizon installs)

Option C (when Verizon Installs)
$1,287.36 per shelf

	Option A Administration and Support per	Option A	Not Applicable
	shelf[10]	$18.24

Option C
Not Applicable

	Option C Administration and Support of	Option A	Not Applicable
	Splitter per shelf	Not Applicable

Option C
$25.24

	Splitter Equipment and Support per shelf	Option A	Not Applicable
Not Applicable

Option C
$2.98

G.	Individual Line Rate Elements
	Service Order	Not Applicable	Option A & C
Initial: $9.59
Expedite: $14.88

	CO Wiring	Not Applicable	Option A & C
Initial: $41.53
Initial Expedite: $59.40

Option A & C
Additional: $20.66
Additional Expedite:
$29.55

	Provisioning	Not Applicable	Option A & C
Initial: $0.27
Expedite: $0.40

[9] The “per shelf’ references refer to increments of 100 splitter ports (equivalent to 200 Voice Grade pair terminations).

[10] The rate for Splitter Equipment assumes that each relay rack contains 14 splitter shelves, the rate applies only to the shelves that CLEC actually uses in a given relay rack.

15	Virginia (East) Comprehensive - 09/01/06

Field Installation	Not Applicable	Option A & C
Initial: $121.35
Expedite: $170.92

Manual Surcharge	Not Applicable	Option A & C
Initial: $28.26
Expedite: $43.86

Mechanized Loop Qualification Data Base	Option A & C	Not Applicable
$0.40/link

Manual Loop Qualification	Not Applicable	Option A
$93.70

Option C
$93.70

Engineering Query	Not Applicable	Option A
$121.37

Option C
$121.37

Engineering Work Order	Not Applicable	Option A
$500.90

Option C
$500.90

OSS Charges	$0.00	Not Applicable

Loop Conditioning Charges	Per interim state specific	Not Applicable
conditioning rates

Trouble Dispatch Misdirects	Not Applicable	Option A &C
Dispatch In: $44.63
Dispatch Out: $116.74

Expedite Dispatch In: $59.80
Expedite Dispatch Out: $148.02

WideBand Test Access per line	Option A	Not Applicable
$1.69

Option C
$1.69

16	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

VII. Distribution Two Wire Sub-Loop	Density Cell:	Service Order Connect:
	1 - $7.06/Month	$10.81/Order
2 - $11.03/Month
	3 - $11.03/Month	Service Order Disconnect:
$4.91/Order

If premises visit not required, initial & each additional loop - $2.68

If a premises visit is required: initial loop installed on that visit $47.55;

Each additional loop installed on that visit: $21.69

Migration

Service Order Connect:
$8.98/Order

Initial loop installed:$202.11;

Each additional loop installed:
$121.05

17	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Distribution Four Wire Sub-Loop	Density Cell:	Service Order Connect:
	1 - $11.60/Month	$10.81/Order
2 - $18.39/Month
	3 - $18.39/Month.	Service Order Disconnect:
$4.91/Order

If premises visit not required, initial & each additional loop - $50.89

If a premises visit is required:
initial loop installed on that visit $107.50;

Each additional loop installed on that visit: $81.63

Migration

Service Order Connect:
$8.98/Order

Initial loop installed:$204.94;

Each additional loop installed:
$133.64

18	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

VIII. Network Interface Device
1.Standalone NID
2 Wire NID	$.44/mo	Not Applicable
4 Wire NID	$.44/mo	Not Applicable
2.DS1 NID		All:
DC 1	$7.32/NID/month	Service Order Connect:
DC 2	$6.67/NID/month	$6.47/Order
DC 3	$6.67/NID/month	Service Call - Dispatch & one 15 minute labor $27.35 Labor (additional 15 Minute increments) $11.74

19	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

IX. Dark Fiber
Records Review		$269.83/Inquiry
Dark Fiber - IOF
Verizon C.O. to Verizon C.O.
Service Order		$55.79/Service Order
Serving Wire Center (“SWC”)	$7.13	$41.35/SWC/Pair
Charge/SWC/Pair
IOF Mileage/Pair/Mile	$83.47

IOF Mileage Installation Charge/Pair		$201.84/Pair

Dark Fiber - Loop
Service Order		$55.79/Service Order
SWC Charge/SWC/Pair	$7.13	$37.44/SWC/Pair
Loop Charge/Pair:
Density Zone 1	$114.54	$542.89/Pair
Density Zone 2	$171.73	$542.89/Pair
Density Zone 3	$218.52	$542.89/Pair

Time and Materials Charges
Network Transport Engineering (“NTE”)		$41.04/Hour
Planning/Hour
NTE Design/Hour		$41.04/Hour
NTE Technician/Hour		$40.96/Hour
CO Technician/Hour		$37.05/Hour

20	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:

X. EEL Combinations

The applicable rates for EEL Combinations are equal to the recurring and nonrecurring rates for the individual unbundled loops, unbundled dedicated transport, and multiplexing that comprise the EEL arrangement. In addition, a monthly recurring EEL test charge applies per EEL loop.

EEL Loop Test Charges	Recurring Charges
2 Wire Analog - per loop	$0.06/Loop
2 Wire Digital - per loop	$0.06/Loop
4 Wire Analog - per loop	$0.13/Loop
DS1 - Per Loop	$0.54/Loop
DS3 - Per Loop	$101.12/Loop
DDS/56 KD Loop	$0.15/Loop

21	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

XI. Routine Network Modifications[11]
Clear Defective Pair (Where feasible)	N/A	TBD
Reassignment of Non-Working Cable Pair	N/A	TBD
Binder Group Rearrangement	N/A	TBD
Repeater — Installation	N/A	TBD
Apparatus Case — Installation	N/A	TBD
Range Extenders — DSO Installation	N/A	TBD
Range Extenders — DS1 Installation	N/A	TBD
Channel Unit to Universal/Cotted DLC System (existing)	N/A	TBD
Serving Terminal — Installation/Upgrade	N/A	TBD
Activate Dead Copper Pair	N/A	TBD
Multiplexer — 1/0 - Installation	N/A	TBD
Multiplexer — 1/0 — Reconfiguration	N/A	TBD
Multiplexer — 3/1 - Installation	N/A	TBD
Multiplexer — 3/1 — Reconfiguration	N/A	TBD
Multiplexer — Other — Installation	N/A	TBD
Move Drop	N/A	TBD
Cross-Connection — Existing Fiber Facility	N/A	TBD
Line Card — Installation	N/A	TBD
Copper Rearrangement	N/A	TBD
Central Office Terminal — Installation	N/A	TBD
IDLC Only Condition	N/A	TBD
Other Required Modifications	N/A	TBD
No Facilities - Confirmation	N/A	TBD

OTHER
Commingled Arrangements — per circuit NRC	N/A	TBD
Conversion — Service Order	N/A	TBD
Conversion - Installation per circuit	N/A	TBD
Circuit Retag — per circuit	N/A	TBD

Dark Fiber — Dark Fiber Routine Network Modifications	N/A	TBD

[11] This Appendix may contain rates and charges for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like for which an unbundling requirement does not exist under 47 U.S.C. Section 251(c)(3)). Notwithstanding any such rates and/or charges (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement.

22	Virginia (East) Comprehensive - 09/01/06

C. RESALE12

I. Wholesale Discount for Resale of Retail Telecommunications Services13

Resale of retail services if RNK provides own 21.30% operator services platform

Resale of retail services if RNK uses Verizon 18.50% operator services platform

[12] All rates and charges specified herein are pertaining to the Resale Attachment.

[13] Excludes telecommunications services designed primarily for wholesale, such as switched and special exchange access service, and, subject to the Resale section of the Agreement the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and Verizon in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to Verizon for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to Verizon.

23	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:		Recurring Charges:	Non-Recurrinq Charges:

D. OPERATION SUPPORT SYSTEMS

1.	Pre-Ordering	$.24/Query	Not Applicable

2.	Ordering	$3.83/Transaction	Not Applicable

3.	Provisioning	Included in Ordering	Not Applicable

4.	Maintenance & Repair
	EB/OSI Access	$1.16/Trouble Ticket	Not Applicable

5.	Billing
	a. CD-ROM	$245.05/CD-ROM /Month	Not Applicable
b. Daily Usage File
	b.1. Existing Message Recording	$.000246/Message	Not Applicable
b.2. Delivery of DUF
	Data Tape	$20.05/Tape	Not Applicable

	Network Data Mover	$.000093/Message	Not Applicable

	CMDS	$.000093/Message	Not Applicable

b.3. DUF Transport
Communication Ports

	9.6 kb Communications Port	$116.83/Month	Not Applicable

	56 kb Communications Port	$483.91/Month	Not Applicable

	256 kb Communications Port	$804.90/Month	Not Applicable

	T1 Communications Port	$2,872.12/Month	Not Applicable

Port Maintenance

	9.6 kb Communications Port	$10.17/Month	Not Applicable

	56 kb Communications Port	$28.08/Month	Not Applicable

	256 kb Communications Port	$28.08/Month	Not Applicable

24	Virginia (East) Comprehensive - 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

T1 Communications Port	$356.61/Month	Not Applicable

d. CABS Billing
CABS Billing per Bill Entry	$.000108/Bill Entry	Not Applicable
3. Computer Processing Usage (CPU) per Customer
Data Transmission (CMDS and Tape)	$1.18/Customer	Not Applicable
Line Installation	$1.18/Customer	Not Applicable
Network Control Program Coding	$1.18/Customer	Not Applicable
Port Set Up	$.18/Customer	Not Applicable
E. 9111E911
Transport	Per section A. Above

No Charge
Data Entry and Maintenance

F. Time and Materials
Service Technician (service work on unbundled loops outside of the Central Office)		$6.47/Service Order
$27.35/Premises Visit
	Not Applicable	$11.74 Labor Charge/
Quarter Hour After First
Quarter Hour

Labor - CO Technician	Not Applicable	$11.15 per Quarter Hour

G. Directory Listings & Books	No Charge
Primary Listings Additional Tariffed Listing Services	Per applicable Tariff(including, but not limited to, Verizon-VA SCC 203 sec. 3 as amended from time to time	Per applicable Tariff(including, but not limited to, Verizon-VA SCC 203 sec. 4 as amended from time to time

	Retail Rates less Wholesale Discount	Retail Rates less Wholesale Discount

Books & delivery (annual home area directories only)	No charge for normal numbers of books delivered to end users; bulk deliveries to RNK per separate arrangement

25	Virginia (East) Comprehensive - 09/01/06